                                   EXHIBIT "A"


         The undersigned hereby agree that for the purposes of complying with Regulation 13D promulgated under the Securities Exchange Act of 1934, as amended, relating to the reporting of beneficial ownership, from time to time, of the Common Stock of Snyder Oil Corporation, by each of the undersigned, only one statement on Schedule 13G (or one Amendment, as the case may be, in the event an amendment to the Schedule 13G is required to be filed), will be filed on behalf of each of the undersigned.


Dated: January 22, 1999

                                        OAK TREE PARTNERS, L.P.
                                        By: GBU INC., General Partner

                                        By: /s/ Gerald B. Unterman
                                            ----------------------
                                                Gerald B. Unterman
                                                President

                                        GEM CONVERTIBLE SECURITIES PARTNERS,
                                             L.P.
                                        By: GBU INC., General Partner

                                        By: /s/ Gerald B. Unterman
                                            ----------------------
                                                Gerald B. Unterman
                                                President

                                            /s/ Gerald B. Unterman
                                            ----------------------
                                                Gerald B. Unterman

                                        GBU INC.

                                        By: /s/ Gerald B. Unterman
                                            ----------------------
                                                Gerald B. Unterman
                                                President

                                        GEM CAPITAL MANAGEMENT, INC.

                                        By: /s/Gerald B. Unterman
                                            ----------------------
                                               Gerald B. Unterman
                                               President

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